UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 18, 2005

                             CHARMING SHOPPES, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



        PENNSYLVANIA                   000-07258                  23-1721355
        ------------                   ---------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



             450 WINKS LANE, BENSALEM, PA            19020
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        (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (215) 245-9100
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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Item 1.01 Entry Into a Material Definitive Agreement.

     (1) Series 2004-VFC Amendment. On January 21, 2004, Charming Shoppes Receivables Corp., as Seller, ("CSRC") Spirit of America, Inc., as Servicer, ("Spirit") and Wachovia Bank, National Association, as Trustee under the Charming Shoppes Master Trust, ("Trustee") entered into a Series 2004-VFC Supplement to the Second Amended and Restated Pooling and Servicing Agreement (the "2004-VFC Supplement") providing for the issuance of up to $132,000,000 of Series 2004-VFC certificates. A copy of the 2004-VFC Supplement is attached as
Exhibit 10.1.18 to our Annual Report on Form 10-K for the fiscal year ended January 31, 2004. In connection with the 2004-VFC Supplement, CSRC, Spirit, Sheffield Receivables Corporation, as Conduit Purchaser, ("Sheffield"), and Barclays Bank PLC, as Administrator ("Barclays") entered into a Certificate Purchase Agreement dated January 21, 2004 (the "Certificate Purchase Agreement") pursuant to which Sheffield agreed to purchase the Class A certificates issued under the 2004-VFC Supplement up to a Maximum Class A Funded Amount of $100,000,000. A copy of the Certificate Purchase Agreement is attached as
Exhibit 10.1.17 to our Annual Report on Form 10-K for the fiscal year ended January 31, 2004. Additional information regarding the 2004-VFC Supplement and the Certificate Purchase Agreement is included in "Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Part II, Item 8. Financial Statements and Supplementary Data; Notes to Consolidated Financial Statements; Note 16. Asset Securitization" of our Annual Report on Form 10-K for the fiscal year ended January 29, 2005.

     On May 18, 2005, CSRC, Spirit, the Trustee, Sheffield and Barclays entered into a letter agreement (the "Amendment") amending the Certificate Purchase Agreement. The Amendment reduces the Maximum Class A Funded Amount from $100,000,000 to $50,000,000 and reduces certain fees payable under the Certificate Purchase Agreement.

     (2) Receivables Purchase Agreement. On May 18, 2005, Catalog Receivables, LLC, as Seller ("Seller"), Spirit of America, Inc., as Servicer, Sheffield Receivables Corporation, as Purchaser ("Purchaser"), and Barclays Bank PLC, as Administrator, entered into a Receivables Purchase Agreement (the "Purchase Agreement") pursuant to which Seller agreed to sell and Purchaser agreed to purchase an undivided interest in certain credit account receivables originated by Crosstown Traders, Inc. Initial funding under the Purchase Agreement is anticipated to occur concurrently with the purchase by Chestnut Acquisition Corp., a subsidiary of Charming Shoppes, Inc. (the "Company"), of the outstanding stock of Crosstown Traders, Inc. The Purchase Agreement provides that, for a one year term commencing on the initial funding date, Purchaser will purchase, on a revolving basis, an undivided interest in the pool of receivables generated by Crosstown Traders, Inc.'s proprietary credit account program up to a maximum invested amount of $55,000,000. The maximum funded amount is dependent on the total value of the pool of receivables generated by Crosstown Traders, Inc. and it is not anticipated that the entire $55,000,000 will be available at the closing. The Seller, which is a wholly-owned indirect qualified special-purpose subsidiary of the Company, will purchase the receivables from Catalog, Seller, LLC, a consolidated wholly-owned indirect special-purpose subsidiary of the Company, which will in turn purchase the receivables from Crosstown Traders, Inc. following the acquisition of the stock of Crosstown Traders, Inc. by the Company. We will retain certain undivided interests in the pool of receivables as credit enhancement for this asset securitization program. We include these retained undivided interests, and any other retained interests, in short-term available-for-sale securities in our consolidated balance sheet. Because the Seller qualifies as a Qualified Special Purpose Entity, its assets and liabilities will not be included in our consolidated balance sheet.







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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHARMING SHOPPES, INC.
                                         ----------------------
                                             (Registrant)
Date: May 24, 2005

                                           /S/ERIC M. SPECTER
                                          --------------------
                                             Eric M. Specter
                                         Executive Vice President
                                         Chief Financial Officer










































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